UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2026 (April 23, 2026)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7310 North 16th St. Suite 135, Phoenix, AZ 85020

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.01 per share	SCCO	New York Stock Exchange Lima Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02            DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 13, 2026, Southern Copper Corporation (the “Company”) announced with deep regret the unexpected passing of Oscar Gonzalez Rocha, the Company’s President, Chief Executive Officer, and Board member. A titan of the mining industry, Oscar’s 50-year career was defined by a visionary leadership and operational excellence that transformed the Company into a global leader. We are profoundly grateful for his enduring contributions and will miss him deeply.

On April 23, 2026, the Company’s Board of Directors appointed Mr. Leonardo Contreras Lerdo de Tejada as Chief Executive Officer of the Company. Mr. Leonardo Contreras Lerdo de Tejada will continue to serve on the Company’s Board of Directors. Biographical information regarding Mr. Contreras Lerdo de Tejada has been previously disclosed in the Company’s filings with the Securities and Exchange Commission and is incorporated herein by reference, including the Company’s Proxy Statement on Schedule 14A filed on April 11, 2025 in connection with the Company’s 2025 Annual Meeting of Stockholders (the “2025 Proxy Statement”), and the Company’s Proxy Statement on Schedule 14A filed on April 17, 2026 in connection with the Company’s 2026 Annual Meeting of Stockholders (the “2026 Proxy Statement,” and together with the 2025 Proxy Statement, the “Proxy Statements”). In connection with his appointment as Chief Executive Officer, the Board has not approved any changes to Mr. Contreras Lerdo de Tejada’s compensation. If and when the Company enters into or amends any material compensatory arrangement with Mr. Contreras Lerdo de Tejada in connection with his appointment, the Company will file an amendment to this Current Report on Form 8-K to disclose the material terms thereof, as required by Item 5.02(e) of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Andres C. Ferrero
Name:	Andres C. Ferrero
Title:	General Counsel

Date: April 29, 2026

3